FINANCING INCOME, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
FINANCING INCOME, NET [Abstract]
Short-term interest expenses, commissions and other	$ 309	$ (1,201)	$ (873)
Gains in respect of marketable securities	133		2
Interest expenses in respect of long-term loans		(4)	(8)
Interest income in respect of deposit	982	1,998	1,770
Exchange rate differences and others, net	280	(555)	96
Financing income, net	$ 1,704	$ 238	$ 987